Installment Payment Receivables, Net - Summary of sales type lease net investment in lease before allowance or credit loss (Detail) - Vehicles and Batteries [Member] - CNY (¥) ¥ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Sales-Type Lease, Net Investment in Lease, before Allowance for Credit Loss, Alternative [Abstract]
Current portion of installment payment receivables, net	¥ 2,558,756	¥ 1,881,755
Non-current portion of installment payment receivables, net	4,448,416	3,027,795
Total	¥ 7,007,172	¥ 4,909,550